                                                                  Exhibit 10.12


     THIS WAIVER AND FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Waiver and Amendment"), dated as of March 30, 2001, is entered into by
       --------------------
and among Katy Industries, Inc., a Delaware corporation (the "Company"), the
                                                              -------
financial institutions from time to time party to the Credit Agreement referred to below (collectively, the "Banks"; individually, a "Bank"), and Bank of
                             -----                    ----
America, N.A., as letter of credit issuing bank and as administrative agent for the Banks (in the latter capacity, the "Agent").
                                        -----

                                   RECITALS
                                   --------

     WHEREAS, the Company, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of December 11, 1998 (as amended by the First, Second and Third Amendments thereto, the "Credit Agreement"), pursuant to
                                                 ----------------
which the Banks have extended certain credit facilities to the Company;

     WHEREAS, the Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects, all as set forth in greater detail below;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.   Defined Terms.  Capitalized terms used herein and not otherwise defined
     -------------
shall have the meanings assigned in the Credit Agreement.

2.   Waiver.
     ------

          (a) The Banks hereby permanently waive compliance by the Company with Sections 8.18 ("Minimum Net Worth"), 8.19 ("Maximum Leverage Ratio") and 8.20 ("Minimum Fixed Charge Coverage Ratio") of the Credit Agreement for the fiscal quarter ending March 31, 2001.

          (b) In respect of any deterioration since September 30, 2000 in the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Restricted Subsidiaries taken as a whole, arising in the ordinary course of business, or resulting from any termination of the Preferred Stock Purchase and Recapitalization Agreement between the Company and KKTY Acquisition Company, Inc., the Banks hereby agree to waive until June 30, 2001 any Event of Default under Section 9.1(m) of the Credit Agreement and any inability to satisfy the condition set forth in Section 5.3(b) of the Credit Agreement.

          (c) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent's or the Banks' ability to enforce) and Default or Event of Default arising at any time under any covenant for any fiscal quarter as to which compliance is not waived herein or arising under any financial covenant contained in the Credit Agreement.

3.   Amendments to Credit Agreement.  The Credit Agreement is hereby amended by
     ------------------------------
inserting the blacklined changes reflected on Exhibit A  attached hereto.

4.   Representations and Warranties.  The Company hereby represents and warrants
     ------------------------------
to the Agent and the Banks as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Waiver and Amendment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Waiver and Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement (other than that contained in Section 6.11(b) thereof, as to which no representation and warranty is made) are true and correct as though made on and as of the Perfection Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date) and all representations of each Subsidiary party to any Collateral Document are true and correct as though made on and as of the Perfection Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

          (d) The Company is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Banks or any other person.

5.   Effective Date.  This Waiver and Amendment will become effective on the
     --------------
Business Day (which must be a Business Day prior to March 31, 2001) (the "Effective Date") on which the Agent shall have received all of the following,
---------------
in form and substance satisfactory to the Agent, and, to the extent requested by the Agent, in sufficient copies for each Bank:

     (a)  Signature Pages.  From the Company and the Required Banks, a duly
          ---------------
executed original or facsimile of this Waiver and Amendment and from each Guarantor, a duly executed original or facsimile of the Guarantor
Acknowledgement and Consent attached hereto;

     (b)  Back-Up Financing.  The Company shall have engaged the business credit
          -----------------
division of Bank of America, N.A. to begin due diligence with respect to back-up financing for the Company to be available to the Company in the event the Preferred Stock Purchase and Recapitalization Agreement among KKTY Acquisition Company, Inc. and the Company is terminated.

     (c)  Collateral Documents.
          --------------------

          (i)   Security Agreement, duly executed by each Person party thereto;

          (ii) each Pledge Agreement and each Foreign Pledge Agreement as shall have been requested to be delivered by the Agent, duly executed by each Person party thereto;

          (iii) each Mortgage, duly executed by each Person party thereto;

          (iv) Guaranties, duly executed by each of the following (1) Contico International, L.L.C, (2) Wabash Holding Corp., and (3) Thorsen Tools, Inc.

     (d)  Additional Collateral Documents.
          -------------------------------

          (i) UCC-1 and UCC-2 financing statements executed by each Debtor, to be filed, registered or recorded as necessary and advisable to perfect the Liens of the Agent for the benefit of the Banks in accordance with applicable law;

          (ii) written advice relating to such Lien and judgment searches as the Agent shall have reasonably requested with respect to any of the Collateral, and such termination statements or other documents, including payoff letters, as may be necessary to release any Lien in favor of any Person not otherwise permitted by Section 8.1 of the Credit Agreement;

          (iii) evidence that all other actions necessary or, in the reasonable opinion of the Agent, desirable to perfect and protect the first priority security interest, subject to Permitted Liens, created by the Collateral Documents have been taken;

          (iv) evidence that adequate arrangements have been made for payment by the Company of any filing or recording tax or fee in connection with the Mortgages;

          (v) to the extent requested by the Agent, with respect to any Mortgaged Property , an A.L.T.A. mortgagee policy or policies of title insurance or a binder or binders issued by a title insurance company reasonably satisfactory to the Agent insuring or undertaking to insure, in the case of a binder, that the applicable Mortgages create and constitute valid Liens against such Mortgaged Property in favor of the Agent, subject only to exceptions reasonably acceptable to the Agent and the Required Banks, with such endorsements and affirmative insurance as the Agent or the Required Banks may reasonably request;

          (vi) evidence that the Agent has been named as loss payee under all policies of casualty insurance, and as additional insured under all policies of liability insurance, required by the Collateral Documents;

          (vii) proof of payment of all title insurance premiums, documentary stamp or intangible taxes, recording fees and mortgage taxes payable in connection with the recording of the Mortgages or the issuance of the title insurance policies, including sums, if any, due in connection with any future advances which may be in the form of disbursement instructions and associated payoff letters approved by the relevant title insurers and the Agent; and

          (viii) all certificates and instruments representing the Pledged Collateral, and such stock transfer powers executed in blank as the Agent may specify;

          (ix) to the extent requested by the Agent, a copy of a certification by a registered land surveyor or other engineer reasonably satisfactory to the Agent that the Mortgaged Property (other than any Mortgaged Property constituting a leasehold interest) is not located in a "Special Flood Hazard Area";

     (e)  Resolutions; Incumbency.
          -----------------------

          (i) Copies of the resolutions of the board of directors of each Person party to any Collateral Document authorizing the transactions contemplated thereby, certified as of the Perfection Date by the Secretary or an Assistant Secretary of such Person; and

          (ii) A certificate of the Secretary or Assistant Secretary of each Person party to any Collateral Document certifying the names and true signatures of the officers of such Person authorized to execute, deliver and perform, as applicable, the Collateral Documents to be delivered by it;

     (f)  Organization Documents; Good Standing.
          -------------------------------------

          (i) the articles or certificate of incorporation and the bylaws, or operating agreement or partnership agreement, as applicable, of each Person party to any Collateral Document as in effect on the Perfection Date, certified by the Secretary or Assistant Secretary of such Person, as of the Perfection Date; and

          (ii) a good standing and tax good standing certificate for each Person party to any Collateral Document, issued by the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or organization and each state where such Person is qualified to do business as a foreign corporation or partnership as of a date reasonably close to the Perfection Date;

     (g)  Legal Opinions.  An opinion of Schiff Hardin & Waite, counsel to the
          --------------
Company and each Subsidiary of the Company party to any Loan Document, together with an opinion of any other law firm acceptable to the Bank as shall be necessary to render an opinion or opinions covering the matters set forth in Exhibit H attached to the Credit Agreement, addressed to the Agent and the Banks;

     (h)  Payment of Fees.  Evidence of payment by the Company of all accrued
          ---------------
and unpaid fees, costs and expenses to the extent then due and payable on the Effective Date, together with reasonable Attorney Costs of the Agent to the extent invoiced prior to or on the Effective Date, plus such additional amounts of reasonable Attorney Costs as shall constitute the Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and the Agent); including any such costs, fees and expenses arising under or referenced in Section 11.4 of the Credit Agreement and 7(g) hereof;

     (i)  Certificate.  A certificate signed by a Responsible Officer, dated as
          -----------
of the Effective Date, stating that:

          (i) the representations and warranties made pursuant to Section 4 hereof are true and correct on and as of such date, as though made on and as of such date (unless specifically stated to be made as of an earlier date); and

          (ii)  no Default or Event of Default exists;

     (j)  Other Documents.  Such other approvals, opinions, documents or
          ---------------
materials as the Agent or the Required Banks may reasonably request.

6.   Reservation of Rights.  The Company acknowledges and agrees that neither
     ---------------------
the execution and delivery by the Agent and the Banks of this Waiver and Amendment shall be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar waivers under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Banks to receive any indemnity or similar payment from any person or entity as a result of any matter arising from or relating to the defaults waived hereunder.

7.   Miscellaneous.
     -------------

     (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment. This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

     (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

     (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of New York.

     (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of
Section 11.1 of the Credit Agreement.

     (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

     (g) Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment and the administration of the existing defaults, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                        KATY INDUSTRIES, INC.


                                        By:________________________________
                                        Name:
                                        Title:



                                        BANK OF AMERICA, N.A., as Agent and
                                        as a Bank


                                        By:________________________________
                                        Name:
                                        Title:



                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Managing Agent and a Bank


                                        By:________________________________
                                        Name:
                                        Title:



                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Bank


                                        By:________________________________
                                        Name:
                                        Title:



                                        FIRSTSTAR BANK, N.A., as a Bank


                                        By:________________________________
                                        Name:
                                        Title:

                                        THE NORTHERN TRUST COMPANY,
                                        as a Bank


                                        By:________________________________
                                        Name:
                                        Title:



                                        WELLS FARGO BANK, N.A., as a Bank


                                        By:________________________________
                                        Name:
                                        Title:



                                        UNION BANK OF CALIFORNIA, N.A.,
                                        as a Bank


                                        By:________________________________
                                        Name:
                                        Title:



                                        UNION PLANTERS BANK, N.A.,
                                        as a Bank


                                        By:________________________________
                                        Name:
                                        Title:



                                        U.S. BANK NATIONAL ASSOCIATION,
                                        as a Bank


                                        By:________________________________
                                        Name:
                                        Title:

                           GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT

     The undersigned, each a Guarantor with respect to the Company's obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by Company of the foregoing Waiver and Fourth Amendment to Credit Agreement ("Waiver and
                                                                ----------
Amendment"), (ii) agrees that Paragraph 18 of its respective guaranty shall be
---------
amended to read as follows:

"18. (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                           --------------------
HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO OR THERETO. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW."

and (iii) reaffirms and agrees that the respective guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are, with the amendment set forth above, in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Waiver and Amendment.)

     IN WITNESS WHEREOF, each Guarantor hereto has caused its duly authorized officers to execute and deliver this acknowledgement and consent as of March ___, 2001.


                                        Aetna Liquidating Company,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        American Gage & Machine Company,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        Bach Simpson, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        Chatham Resource Recovery Systems,
                                        Inc., as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:

                                        Duckback Products, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        Fulton Iron Works Company,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        GC/Waldom Electronics, Inc. (formerly
                                        known as GC Thorsen, Inc.), as Guarantor

                                        By:___________________________________
                                            Name:
                                            Title:



                                        Glit/DISCO, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:

                                        Glit/Gemtex, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:


                                        Hallmark Holdings, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        Hamilton Precision Metals, Inc.,
                                        as Guarantor



                                        By:___________________________________
                                            Name:
                                            Title:



                                        Katy International, Inc. (formerly named
                                        HMO, Inc.), as Guarantor



                                        By:___________________________________
                                            Name:
                                            Title:

                                        Katy-Seghers, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        K-S Energy Corp.,
                                        as Guarantor



                                        By:___________________________________
                                            Name:
                                            Title:



                                        Panhandle Industrial Company, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        PTR Machine Corp. (formerly known as
                                        Peters Machinery Company), as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:

                                        Savannah Energy Systems Company,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        Wilen Products, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        W.J. Smith Wood Preserving Company,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        Woods Industries, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:

                                        WP Liquidating Corp.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        HPMNC, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        HPM of Pennsylvania, Inc.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:



                                        Hamilton Metals, L.P.,
                                        as Guarantor


                                        By:___________________________________
                                            Name:
                                            Title:

                                 Schedule 6.22
                                  (Mortgages)

     Santa Fe Springs, California
     Winters, Texas
     Rockford, Illinois
     Wrens, Georgia
     Lancaster, Pennsylvania
     Pineville, North Carolina

                               Schedule 6.16(PD)
                    (Subsidiaries and Minority Investments)


Part A - Subsidiaries
---------------------

Aetna Liquidating Company
AGM Industries, Inc
All Risk Management Services, Inc.
American Gage & Machine Company
Ashford Holding Corp.
Ashford Reinsurance Intermediaries Corp
Bach Simpson, Inc.
Bluff City Building Corp.
Capacity Managers International, Inc. (NY)
Capacity Managers International, Inc. (PA)
Chatham Resource Recovery Systems, Inc.
Consolidated Pool Mart, Inc.
Contico International, L.L.C.
Contico Manufacturing, Ltd.
Contico Manufacturing (Ireland), Ltd.
Duckback Products, Inc.
E-R Liquidating Company, Inc.
Fulton Iron Works Company
GC/Waldom Electronics, Inc.
GFD Corporation
Glit United Kingdom, Ltd.
Glit, Inc.
Glit/Disco, Inc.
Glit/Gemtex, Inc.
Glit/Gemtex, Ltd.
Hallmark Holdings, Inc.
Hamilton Precision Metals, Inc.
HPMNC, Inc.
HPM of Pennsylvania, Inc.
Hamilton Metals, L.P.
Hermann Lowenstein, Inc.
JEI Liquidating, Inc.
K-S Energy Corp.
Katy-Seghers, Inc.
Katy-Teweh Petroleum Company
Katy International, Inc.
Katy International, Inc. f/k/a HMO, Inc.
Katy Industries, Inc.
Katy Oil Company of Indonesia
LaBour Holdings, Ltd.
Microtron Abrasives, Inc.

Panhandle Industrial Company, Inc.
Primary Coatings, Inc.
PTR Machinery Corp.
Process Metals Company
Savannah Energy Construction Company, Inc.
Savannah Energy Systems Company
Simpson Electric Building Company
Spiral Step-Tool Company
Sterling-Salem Corporation
Thorsen Tools, Inc.
Trans-Continental Leathers, Inc.
Wabash Holding Corp.
W.J. Smith Wood Preserving Company
WP Liquidating Corp.
Wilen Products, Inc.
Woods Industries, Inc.
Woods Industries (Canada), Inc.


Part B - Investments in Unconsolidated Subsidiaries
---------------------------------------------------

Sahlman Holding Company, Inc., f/k/a Bee Gee Holding Company, Inc. - 43% interest


Part C - Immaterial Subsidiaries
--------------------------------

AGM Industries, Inc                             $0
All Risk Management Services, Inc.              $0
Ashford Holding Corp.                           $0
Ashford Reinsurance Intermediaries Corp         $0
Bach Simpson, Inc.                              $0
Bluff City Building Corp.                       $0
Capacity Managers International, Inc. (NY)      $0
Capacity Managers International, Inc. (PA)      $0
Consolidated Pool Mart, Inc.                    $0
Contico Manufacturing (Ireland), Ltd.           $0
E-R Liquidating Company, Inc.                   $0
GFD Corporation                                 $0
Glit United Kingdom, Ltd.                       $0
Glit, Inc.                                      $0
Hermann Lowenstein, Inc.                        $0
JEI Liquidating, Inc.                           $0
Katy International, Inc. f/k/a HMO, Inc.        $0
Katy-Teweh Petroleum Company                    $0
LaBour Holdings, Ltd.                           $0
Microtron Abrasives, Inc.                       $0

Primary Coatings, Inc.                          $0
Process Metals Company                          $0
Savannah Energy Construction Company, Inc.      $0
Simpson Electric Building Company               $0
Spiral Step-Tool Company                        $0
Sterling-Salem Corporation                      $0
Trans-Continental Leathers, Inc.                $0
Wabash Holding Corp.                            $0
W.J. Smith Wood Preserving Company              $247,163
WP Liquidating Corp.                            $0

                                 Schedule 6.22
                              (Filing Locations)


     Aetna Liquidating Company
     -------------------------
          Delaware
          Colorado

     American Gage & Machine Company
     -------------------------------
          Illinois
          Indiana
          Colorado

     Chatham Resource Recovery Systems, Inc.
     ---------------------------------------
          Chatham County, Georgia
          Colorado

     Contico International, L.L.C.
     -----------------------------
          California
          Texas
          Missouri (Central)
          St. Louis County, Missouri

     Wabash Holding Corp.
     --------------------
          Indiana
          Colorado

     Duckback Products, Inc.
     -----------------------
          California

     Fulton Iron Works Company
     -------------------------
          Delaware
          Colorado

     GC/Waldom Electronics, Inc.
     ---------------------------
          California
          Illinois

     Glit/DISCO, Inc.
     ----------------
          California
          Henry County, Georgia
          Texas

     Glit/Gemtex, Inc.
     -----------------
          New York (Central)
          Erie County, New York

     Hallmark Holdings, Inc.
     -----------------------
          California
          Florida
          Jefferson County, Georgia
          Massachusetts (Central)
          Lawrence City Clerk, Massachusetts
          North Carolina (Central)
          Mecklenburg County, North Carolina
          South Carolina

     Hamilton Precision Metals, Inc.
     -------------------------------
          Pennsylvania (Central)
          Lancaster County Prothonotary, Pennsylvania
          Utah
          Colorado

     HPMNC, Inc.
     -----------
          Delaware
          Pennsylvania (Central)
          Lancaster County Prothonotary, Pennsylvania

     HPM Pennsylvania, Inc.
     ----------------------
          Pennsylvania (Central)
          Lancaster County Prothonotary, Pennsylvania

     Hamilton Metals, L.P.
     ---------------------
          Pennsylvania
          Lancaster County Prothonotary, Pennsylvania

     K-S Energy Corp.
     ----------------
          Chatham County, Georgia
          Colorado

     Katy-Seghers, Inc.
     ------------------
          Delaware
          Colorado

     Katy International, Inc.
     ------------------------
          Delaware
          Colorado

     Katy Industries, Inc.
     ---------------------
          Colorado

     Panhandle Industrial Company, Inc.
     ----------------------------------
          Delaware
          Colorado

     PTR Machine Corp.
     -----------------
          Illinois
          Colorado

     Savannah Energy Systems Company
     --------------------------------
          Chatham County, Georgia

     Thorsen Tools, Inc.
     -------------------
          Delaware
          Indiana

     Wilen Products, Inc.
     --------------------
          Arizona
          Fulton County, Georgia

     Woods Industries, Inc.
     ----------------------
          Delaware
          Indiana